UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2025

Immuneering Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40675	26-1976972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Main St.

Second Floor

Cambridge, MA 02142

(Address of principal executive offices) (Zip Code)

(617) 500-8080

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	IMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 24, 2025, Immuneering Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Aventis Inc. (the “Investor”), a wholly owned subsidiary of Sanofi, a French société anonyme, pursuant to which the Company, in a private placement transaction (the “Private Placement”), agreed to issue and sell to the Investor $25.0 million of shares (the “Class A Shares”) of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), or in certain circumstances in lieu of Class A Shares, shares (the “Class B Shares” and, together with the Class A Shares, collectively, the “Shares”) of the Company’s non-voting Class B common stock, par value $0.001 per share (“Class B Common Stock”), subject to and contingent upon the closing of a firm commitment underwritten public offering of Class A Common Stock by the Company that results in gross proceeds to the Company of at least $75.0 million and the pricing of which is publicly announced in a press release issued by the Company on or before September 26, 2025 (a “Public Offering”). The price per Share will be the price per share of Class A Common Stock to the public in the Public Offering as set forth on the cover of the definitive prospectus related to the Public Offering. To the extent any Class B Shares are issued and sold in the Private Placement, the conversion of such Class B Shares into shares of Class A Common Stock will be subject to the Beneficial Ownership Limitation (as defined below). The Company does not intend to list the Class B Common Stock on The Nasdaq Global Market (“Nasdaq”) or any other nationally recognized securities exchange or trading system.

The closing of the Private Placement is contingent upon the closing of a Public Offering and is expected to occur substantially concurrently with the closing of such Public Offering, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company also agreed to (i) notify the Investor within three business days of the Company engaging in discussions with any third party regarding, or the Company’s board of directors authorizing the Company to pursue or initiate a process to pursue, any transaction that would be reasonably expected to result in a change of control of the Company or an affiliate of the Company (a “Change of Control”) or any other license, sale, assignment, transfer, grant or other disposition of the Company’s or an affiliate of the Company’s rights to research, develop, manufacture, commercialize, or otherwise exploit atebimetinib (a “Covered Transaction” and, collectively, a “Strategic Transaction Process”), (ii) provide the Investor the opportunity to participate in such Strategic Transaction Process subject to customary confidentiality and other undertakings on substantially the same procedural terms and timeframe as other participants, and (iii) for a period of 120 days following the date of the Purchase Agreement, not enter into any Covered Transaction or commence, continue, or otherwise engage in any discussions, or negotiate with any third party, to enter into any Covered Transaction (provided that this provision shall not limit the entry by the Company into, or any engagement in discussion or negotiations with any third party regarding, a Change of Control transaction). These provisions contain customary confidentiality restrictions and limitations on disclosure obligations, and will terminate upon the earlier of: (a) such time as the Investor and its affiliates no longer hold at least 50% of the securities purchased from the Company pursuant to the Purchase Agreement, (b) 90 days after the public release of the topline results of the overall survival of the Phase 3 clinical trial of atebimetinib in pancreatic cancer, (c) the liquidation, dissolution or winding-up of the affairs of the Company, or the consummation of any Change of Control or any other deemed liquidation event of the Company and (d) such time as all development activities with respect to atebimetinib have been terminated.

In addition, pursuant to the Purchase Agreement, the Investor agreed (i) until the date that is six months after the closing date of the Private Placement, to be subject to customary lock-up restrictions with respect to sales of shares of the Company’s Common Stock (or similar transactions with the same economic effect), subject to certain customary exceptions, (ii) until the first anniversary of the closing date of the Private Placement, to be subject to stand-still restrictions with respect to acquisitions of shares of the Company’s Common Stock and similar activities, subject to certain customary exceptions and fall-away provisions, and (iii) until the first anniversary of the closing date of the Private Placement or such earlier time as the stand-still restrictions shall have fallen away, vote with respect to all voting securities of the Company as to which it is entitled to vote in accordance with the recommendation of a majority of the Company’s board of directors.

Under the terms of the Purchase Agreement, notwithstanding anything set forth in the Company’s certificate of incorporation, the Investor will not be entitled to exercise any conversion of Class B Shares into shares of Class A Common Stock if, upon giving effect to such conversion, the aggregate number of shares of Class A Common Stock beneficially owned by the Investor (together with its affiliates, any other persons acting as a group together with the Investor or any other attribution party with respect the Investor) would exceed 4.99% of the number of shares of Class A Common Stock outstanding immediately after giving effect to such conversion, as such percentage ownership is determined in accordance with the terms of the Purchase Agreement, which percentage may be increased at the Investor’s election upon 61 days’ notice to the Company, provided that such percentage may in no event exceed 9.9% (the “Beneficial Ownership Limitation”).

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws, as a transaction by an issuer not involving a public offering. The Investor represented that it was acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Appropriate legends have been affixed to the securities issued in this transaction.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

On September 24, 2025, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

On September 24, 2025, the Company announced updated interim data from its ongoing Phase 2a clinical trial arm evaluating atebimetinib (formerly known as IMM-1-104), a once-daily oral mitogen-activated protein kinase kinase (or MEK) inhibitor, in combination with modified Gemcitabine/nab-Paclitaxel (“mGnP”) in first-line pancreatic cancer patients, which is part of Company’s ongoing Phase 1/2a clinical trial of atebimetinib in patients with advanced RAS- and/or RAF-mutant solid tumors.

The Company announced that, as of a cutoff date of August 26, 2025 (the “Cutoff Date”), 86% overall survival (“OS”) and 53% progression free survival (“PFS”) were observed in the initial intent-to-treat population of 34 patients dosed at the 320 mg once-daily dose level of atebimetinib in combination with mGnP (the “320 mg ITT Population”), with a median follow up time of nine months. Estimates of standard of care (described below) suggest a ~47% OS and ~29% PFS at nine months. As of the Cutoff Date, the median OS of the 320 mg ITT Population had not been reached and the median PFS was 9.6 months..

As of the Cutoff Date, 94% OS and 70% PFS were observed in the 320 mg ITT Population at six months. The standard of care (described below) reported a 67% OS and 44% PFS at six months.

All data reported by the Company were from the same patient cohort (N=34) as the Company previously reported in June 2025.

The estimates of (and other references to) standard of care set forth above with respect to the nine-month follow-up data were extrapolated and reconstructed by the Company based on the publicly available third-party MPACT pivotal trial data for gemcitabine/nab-paclitaxel. The estimates of (and other references to) standard of care set forth above with respect to the six-month follow-up data were reported out directly from the publicly available third-party MPACT pivotal trial data for gemcitabine/nab-paclitaxel. The Company’s Phase 1/2a clinical trial of atebimetinib does not include a head-to-head comparison against any other agents, and caution should be exercised when comparing data across trials.

The Company also announced that, as of the Cutoff Date, atebimetinib in combination with mGnP continued to be generally well tolerated. As of the Cutoff Date, Grade ≥ 3 treatment-emergent adverse events (“TEAEs”) observed in 10% or greater of patients in the 320 mg ITT Population consisted of Anemia (eight patients or 24%) and Neutropenia (six patients or 18%). Grade > 3 TEAEs observed in less than 10% of patients in the 320 mg ITT Population consisted of Fatigue (6%), Vomiting (3%), Febrile Neutropenia (3%), Hypokalemia (3%) and Nausea (3%). No Grade 5 TEAEs were observed in this patient population and no new safety signals were identified.

The Company expects the following near-term anticipated milestones related to atebimetinib:

●	Regulatory feedback on its pivotal Phase 3 clinical trial plans in the fourth quarter of 2025.

●	An announcement of further updated OS and PFS data from first-line pancreatic cancer patients (N=34) treated with atebimetinib in combination with mGnP, including at a scientific conference in 2026.

●	Subject to the regulatory feedback described above, the initiation of a pivotal Phase 3 trial of atebimetinib in combination with mGnP in first-line pancreatic cancer by the end of 2025, and the dosing the first patient therein by mid-2026.

●	Subject to additional regulatory feedback, the initiation of additional atebimetinib clinical trial combination arms in 2026, including in non-small cell lung cancer.

On August 21, 2025, the Company entered into a securities purchase agreement (the “Prior Purchase Agreement”) with certain investors (the “Prior PIPE Investors”), pursuant to which the Company sold securities to the Prior PIPE Investors in a private placement. Each of the Prior PIPE Investors is party to a confidentiality agreement with the Company, pursuant to which the Company disclosed certain information to such Prior PIPE Investors. Pursuant to the terms of the Prior Purchase Agreement, each Prior PIPE Investor agreed, severally and not jointly, that neither it nor any affiliate acting on its behalf would execute any purchases or sales of any of the Company’s securities during the period commencing on August 21, 2025 and ending at such time that the Company filed a Current Report on Form 8-K (on or prior to November 30, 2025) disclosing such information previously disclosed to such Prior PIPE Investor (the “Disclosing 8-K”). This Current Report constitutes the Disclosing 8-K under the terms of the Prior Purchase Agreement. Accordingly, as of the public filing of this Current Report, the restrictions on executing purchases or sales of the Company’s securities set forth in the Prior Purchase Agreement are no longer applicable to the Prior PIPE Investors.

Forward-Looking Statements

This Current Report contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the consummation of a Public Offering and the Private Placement; the terms of the Private Placement; the Company’s intent not to list the Class B Common Stock on Nasdaq or any other nationally recognized securities exchange or trading system; the anticipated use of the net proceeds from the Private Placement; the anticipated net proceeds from a Public Offering and the Private Placement; the Company’s plans to develop, manufacture and commercialize its product candidates; the treatment potential of Deep Cyclic Inhibitors, including atebimetinib, alone or in combination with other agents, including mGnP; the timing of regulatory feedback, initiation of a pivotal trial and related patient dosing; the ability of targeting MEK to deliver a more durable benefit; the timing and content of future data releases and presentations; and the timing for the initiation of additional atebimetinib clinical trial combination arms. These forward-looking statements are based only on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of September 24, 2025, by and between Immuneering Corporation and Aventis Inc.

99.1	Press Release, dated as of September 24, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immuneering Corporation

Date: September 24, 2025	By:	/s/ Benjamin J. Zeskind
Benjamin J. Zeskind, Ph.D.
Co-Founder, President, Chief Executive Officer